INVENTORIES - Summary of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Inventories [Line Items]
Total inventories at the lower of cost and net realizable value	$ 130,608	$ 128,797
Cost
Disclosure Of Inventories [Line Items]
Raw materials and supplies	26,449	23,928
Work in progress	17,945	24,791
Finished goods	$ 86,214	$ 80,078